As filed with the Securities and Exchange Commission on July 11, 2017

Registration No. 333-218450

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Amendment No. 1 to

FORM S-4

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

U.S. CONCRETE, INC.

and the Guarantors listed on Schedule A hereto

(Exact name of Registrant as Specified in Its Charter)

Delaware	3272	76-0586680
(State or Other Jurisdiction of Incorporation or Organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification Number)

331 North Main Street

Euless, Texas 76039

(817) 835-4105

(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)

Paul M. Jolas, Esq.

U.S. Concrete, Inc.

331 North Main Street

Euless, Texas 76039

(817) 835-4105

(Name, Address, Including Zip Code, and Telephone Number, Including Area Code, of Agent for Service)

With a Copy to:

Kerry E. Berchem, Esq.

Garrett A. DeVries, Esq.

Akin Gump Strauss Hauer & Feld LLP

One Bryant Park

New York, NY 10036

(212) 872-1095

Approximate date of commencement of proposed sale to the public:

As soon as practicable on or after the effective date of this Registration Statement.

If the securities being registered on this form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box.  ☐

If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, smaller reporting company, or an emerging growth company. See the definitions of “large accelerated filer,” “accelerated filer,” “smaller reporting company,” and “emerging growth company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer	☒	Accelerated filer	☐
Non-accelerated filer	☐ (Do not check if a smaller reporting company)	Smaller reporting company	☐
		Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of the Securities Act.  ☐

If applicable, place an X in the box to designate the appropriate rule provision relied upon in conducting this transaction:

Exchange Act Rule 13e-4(i) (Cross-Border Issue Tender Offer)  ☐

Exchange Act Rule 14d-1(d) (Cross-Border Third-Party Tender Offer)  ☐

Each registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until this registration statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

SCHEDULE A

Name	State or Other Jurisdiction of Incorporation or Organization	Standard Industrial Classification Code Number	I.R.S. Employer Identification Number
160 East 22nd Terminal LLC	New Jersey	3272	46-3407203
Aggregate & Concrete Testing, LLC	New York	3272	45-3460833
Alberta Investments, Inc.	Texas	3272	75-1941497
Alliance Haulers, Inc.	Texas	3272	75-2683236
American Concrete Products, Inc.	California	3272	94-2623187
Atlas Redi-Mix, LLC	Texas	3272	27-0243123
Atlas-Tuck Concrete, Inc.	Oklahoma	3272	73-0741542
Beall Concrete Enterprises, LLC	Texas	3272	76-0643536
Beall Industries, Inc.	Texas	3272	75-2052872
Beall Investment Corporation, Inc.	Delaware	3272	51-0399865
Beall Management, Inc.	Texas	3272	75-2879839
Bode Concrete LLC	California	3272	05-0612900
Bode Gravel Co.	California	3272	94-0330590
Breckenridge Ready Mix, Inc.	Texas	3272	75-1172482
Central Concrete Supply Co., Inc.	California	3272	94-1181859
Central Precast Concrete, Inc.	California	3272	94-1459358
Colonial Concrete, Co.	New Jersey	3272	22-2106400
Concrete XXXIV Acquisition, Inc.	Delaware	3272	20-4166167
Concrete XXXV Acquisition, Inc.	Delaware	3272	20-4166206
Concrete XXXVI Acquisition, Inc.	Delaware	3272	20-4166240
Custom-Crete, LLC	Texas	3272	47-4140597
Custom-Crete Redi-Mix, LLC	Texas	3272	47-2239639
Eastern Concrete Materials, Inc.	New Jersey	3272	22-1521165
Ferrara Bros., LLC	Delaware	3272	47-3566258
Ferrara West LLC	New Jersey	3272	46-3459706
Hamburg Quarry Limited Liability Company	New Jersey	3272	27-0373592
Ingram Concrete, LLC	Texas	3272	83-0486753
Kurtz Gravel Company	Michigan	3272	38-1565952
Local Concrete Supply & Equipment, LLC	Delaware	3272	26-3456597
Master Mix, LLC	Delaware	3272	26-1668532
Master Mix Concrete, LLC	New Jersey	3272	26-3800135
MG, LLC	Maryland	3272	26-2169279
New York Sand & Stone, LLC	New York	3272	11-3392272
NYC Concrete Materials, LLC	Delaware	3272	76-0630666
Outrigger, LLC	Delaware	3272	47-5211820
Pebble Lane Associates, LLC	Delaware	3272	26-3456520
Premco Organization, Inc.	New Jersey	3272	46-3584069
Redi-Mix Concrete, L.P.	Texas	3272	20-0474765
Redi-Mix GP, LLC	Texas	3272	none
Redi-Mix, LLC	Texas	3272	83-0486751
Right Away Redy Mix Incorporated	California	3272	94-2294520
Rock Transport, Inc.	California	3272	94-2716696
San Diego Precast Concrete, Inc.	Delaware	3272	76-0616282
Sierra Precast, Inc.	California	3272	94-2274227
Smith Pre-Cast, Inc.	Delaware	3272	76-0630673
Superior Concrete Materials, Inc.	District of Columbia	3272	52-1046503
Titan Concrete Industries, Inc.	Delaware	3272	76-0616374
USC Atlantic, Inc.	Delaware	3272	20-4166002
USC-Jenna, LLC	Delaware	3272	81-3433610

Name	State or Other Jurisdiction of Incorporation or Organization	Standard Industrial Classification Code Number	I.R.S. Employer Identification Number
USC-Kings, LLC	Delaware	3272	81-3447483
USC Management Co., LLC	Delaware	3272	27-1015638
USC-NYCON, LLC	Delaware	3272	26-2863588
USC Payroll, Inc.	Delaware	3272	76-0630665
USC Technologies, Inc.	Delaware	3272	20-4166055
U.S. Concrete On-Site, Inc.	Delaware	3272	76-0630662
U.S. Concrete Texas Holdings, Inc.	Delaware	3272	20-4166120
Valente Equipment Leasing Corp.	New York	3272	11-2714905
Yardarm, LLC	Delaware	3272	47-5215365

The address of each of the additional registrants is c/o U.S. Concrete, Inc., 331 North Main Street, Euless, Texas 76039.

EXPLANATORY NOTE

U.S. Concrete, Inc. is filing this Amendment No. 1 (this “Amendment”) to its Registration Statement on Form S-4 (Registration No. 333-218450) (the “Registration Statement”) as an exhibit-only filing to file Exhibit 23.1 with the Registration Statement. Accordingly, this Amendment consists only of the facing page, this explanatory note, Item 21 of Part II of the Registration Statement, the signature pages to the Registration Statement and the filed exhibit. The prospectus forming a part of the Registration Statement and the balance of Part II of the Registration Statement are unchanged and have been omitted.

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

Item 21. Exhibits and Financial Statement Schedules.

(a) Exhibits

The Exhibits filed herewith or incorporated herein by reference are set forth in the attached Exhibit Index, which is incorporated by reference herein.

(b) Financial Statement Schedules

All schedules are omitted because the required information is (i) not applicable, (ii) not present in amounts sufficient to require submission of the schedule or (iii) included in our financial statements and the accompanying notes included in the prospectus to this Registration Statement.

II-1

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Euless, State of Texas, on the 11th day of July, 2017.

U.S. CONCRETE, INC.

By	/s/ William J. Sandbrook
	Name:	William J. Sandbrook
	Title:	President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on July 11, 2017 by the following persons in the capacities indicated.

Signature	Title

/s/ William J. Sandbrook William J. Sandbrook	President, Chief Executive Officer and Director (Principal Executive Officer and Principal Financial Officer)

* Eugene I. Davis	Director and Chairman of the Board

* Kevin R. Kohutek	Vice President and Chief Accounting Officer (Principal Accounting Officer)

* Kurt M. Cellar	Director

* Michael D. Lundin	Director

* Robert M. Rayner	Director

* Theodore P. Rossi	Director

* Colin M. Sutherland	Director

*By	/s/ Paul M. Jolas
	Name:	Paul M. Jolas
	Title:	Attorney-in-Fact

Pursuant to the requirements of the Securities Act of 1933, the registrant duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Euless, State of Texas, on the 11th day of July, 2017.

160 EAST 22ND TERMINAL LLC

By	*
	Name:	Ronnie Pruitt
	Title:	President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on July 11, 2017 by the following persons in the capacities indicated.

Signature		Title

* Ronnie Pruitt		President (Principal Executive Officer)

* Kathy Kantor		Treasurer (Principal Financial and Accounting Officer)

Ferrara Bros., LLC

By:	*
Name:	Kevin Kohutek	Manager
Title:	Vice President

*By	/s/ Paul M. Jolas
	Name:	Paul M. Jolas
	Title:	Attorney-in-Fact

Pursuant to the requirements of the Securities Act of 1933, the registrant duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Euless, State of Texas, on the 11th day of July, 2017.

AGGREGATE & CONCRETE TESTING, LLC

By	*
	Name:	Ronnie Pruitt
	Title:	President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on July 11, 2017 by the following persons in the capacities indicated.

Signature		Title

* Ronnie Pruitt		President (Principal Executive Officer)

* Kathy Kantor		Treasurer (Principal Financial and Accounting Officer)

Ferrara Bros., LLC

By:	*
Name:	Kevin R. Kohutek	Manager
Title:	Vice President

*By	/s/ Paul M. Jolas
	Name:	Paul M. Jolas
	Title:	Attorney-in-Fact

Pursuant to the requirements of the Securities Act of 1933, the registrant duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Euless, State of Texas, on the 11th day of July, 2017.

ALBERTA INVESTMENTS, INC.

By	/s/ Paul M. Jolas
	Name:	Paul M. Jolas
	Title:	Vice President and Secretary

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on July 11, 2017 by the following persons in the capacities indicated.

Signature	Title

* Ronnie Pruitt	President and Director (Principal Executive Officer)

* Victoria Clyde	Treasurer (Principal Financial and Accounting Officer)

* William J. Sandbrook	Vice President and Director

* Mark B. Peabody	Director

*By	/s/ Paul M. Jolas
	Name:	Paul M. Jolas
	Title:	Attorney-in-Fact

Pursuant to the requirements of the Securities Act of 1933, the registrant duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Euless, State of Texas, on the 11th day of July, 2017.

ALLIANCE HAULERS, INC.

By	/s/ Paul M. Jolas
	Name:	Paul M. Jolas
	Title:	Vice President and Secretary

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on July 11, 2017 by the following persons in the capacities indicated.

Signature	Title

* Ronnie Pruitt	President and Director (Principal Executive Officer)

* Victoria Clyde	Treasurer (Principal Financial and Accounting Officer)

* Mark B. Peabody	Director

* William J. Sandbrook	Vice President and Director

*By	/s/ Paul M. Jolas
	Name:	Paul M. Jolas
	Title:	Attorney-in-Fact

Pursuant to the requirements of the Securities Act of 1933, the registrant duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Euless, State of Texas, on the 11th day of July, 2017.

AMERICAN CONCRETE PRODUCTS, INC.

By	/s/ Paul M. Jolas
	Name:	Paul M. Jolas
	Title:	Vice President and Secretary

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on July 11, 2017 by the following persons in the capacities indicated.

Signature	Title

* William J. Sandbrook	President and Director (Principal Executive Officer)

* Ronnie Pruitt	Treasurer, Vice President and Director (Principal Financial and Accounting Officer)

* Mark B. Peabody	Director

*By	/s/ Paul M. Jolas
	Name:	Paul M. Jolas
	Title:	Attorney-in-Fact

Pursuant to the requirements of the Securities Act of 1933, the registrant duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Euless, State of Texas, on the 11th day of July, 2017.

ATLAS REDI-MIX, LLC

By	/s/ Paul M. Jolas
	Name:	Paul M. Jolas
	Title:	Vice President and Secretary

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on July 11, 2017 by the following persons in the capacities indicated.

Signature		Title

* Ronnie Pruitt		President (Principal Executive Officer)

* Victoria Clyde		Vice President and Treasurer (Principal Financial and Accounting Officer)

Alberta Investments, Inc.

By:	/s/ Paul M. Jolas
Name:	Paul M. Jolas	Member
Title:	Vice President and Secretary

*By	/s/ Paul M. Jolas
	Name:	Paul M. Jolas
	Title:	Attorney-in-Fact

Pursuant to the requirements of the Securities Act of 1933, the registrant duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Euless, State of Texas, on the 11th day of July, 2017.

ATLAS-TUCK CONCRETE, INC.

By	/s/ Paul M. Jolas
	Name:	Paul M. Jolas
	Title:	Vice President and Secretary

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on July 11, 2017 by the following persons in the capacities indicated.

Signature	Title

* Ronnie Pruitt	President and Director (Principal Executive Officer)

* Luis A. Collazo	Treasurer (Principal Financial and Accounting Officer)

* Mark B. Peabody	Director

* William J. Sandbrook	Vice President and Director

*By	/s/ Paul M. Jolas
	Name:	Paul M. Jolas
	Title:	Attorney-in-Fact

Pursuant to the requirements of the Securities Act of 1933, the registrant duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Euless, State of Texas, on the 11th day of July, 2017.

BEALL CONCRETE ENTERPRISES, LLC

By	/s/ Paul M. Jolas
	Name:	Paul M. Jolas
	Title:	Vice President and Secretary

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on July 11, 2017 by the following persons in the capacities indicated.

Signature		Title

* Ronnie Pruitt		President (Principal Executive Officer)

* Victoria Clyde		Vice President and Treasurer (Principal Financial and Accounting Officer)

Beall Investment Corporation, Inc.

By:	/s/ Paul M. Jolas
Name:	Paul M. Jolas	Member
Title:	Vice President and Secretary

Beall Management, Inc.

By:	/s/ Paul M. Jolas
Name:	Paul M. Jolas	Member
Title:	Vice President and Secretary

*By	/s/ Paul M. Jolas
	Name:	Paul M. Jolas
	Title:	Attorney-in-Fact

Pursuant to the requirements of the Securities Act of 1933, the registrant duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Euless, State of Texas, on the 11th day of July, 2017.

BEALL INDUSTRIES, INC.

By	/s/ Paul M. Jolas
	Name:	Paul M. Jolas
	Title:	Vice President and Secretary

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on July 11, 2017 by the following persons in the capacities indicated.

Signature	Title

* Ronnie Pruitt	President and Director (Principal Executive Officer)

* Victoria Clyde	Treasurer (Principal Financial and Accounting Officer)

* Mark B. Peabody	Director

* William J. Sandbrook	Vice President and Director

*By	/s/ Paul M. Jolas
	Name:	Paul M. Jolas
	Title:	Attorney-in-Fact

Pursuant to the requirements of the Securities Act of 1933, the registrant duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Euless, State of Texas, on the 11th day of July, 2017.

BEALL INVESTMENT CORPORATION, INC.

By	/s/ Paul M. Jolas
	Name:	Paul M. Jolas
	Title:	Vice President and Secretary

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on July 11, 2017 by the following persons in the capacities indicated.

Signature	Title

* Ronnie Pruitt	President and Director (Principal Executive Officer)

* Victoria Clyde	Treasurer (Principal Financial and Accounting Officer)

* Mark B. Peabody	Director

* William J. Sandbrook	Vice President and Director

*By	/s/ Paul M. Jolas
	Name:	Paul M. Jolas
	Title:	Attorney-in-Fact

Pursuant to the requirements of the Securities Act of 1933, the registrant duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Euless, State of Texas, on the 11th day of July, 2017.

BEALL MANAGEMENT, INC.

By	/s/ Paul M. Jolas
	Name:	Paul M. Jolas
	Title:	Vice President and Secretary

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on July 11, 2017 by the following persons in the capacities indicated.

Signature	Title

* Ronnie Pruitt	President and Director (Principal Executive Officer)

* Victoria Clyde	Treasurer (Principal Financial and Accounting Officer)

* Mark B. Peabody	Director

* William J. Sandbrook	Vice President and Director

*By	/s/ Paul M. Jolas
	Name:	Paul M. Jolas
	Title:	Attorney-in-Fact

Pursuant to the requirements of the Securities Act of 1933, the registrant duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Euless, State of Texas, on the 11th day of July, 2017.

BODE CONCRETE LLC

By	/s/ Paul M. Jolas
	Name:	Paul M. Jolas
	Title:	Vice President and Secretary

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on July 11, 2017 by the following persons in the capacities indicated.

Signature		Title

* William J. Sandbrook		President (Principal Executive Officer)

* Laurie Cerrito		Treasurer (Principal Financial and Accounting Officer)

Central Concrete Supply Co., Inc.

By:	/s/ Paul M. Jolas
Name:	Paul M. Jolas	Member
Title:	Vice President and Secretary

*By	/s/ Paul M. Jolas
	Name:	Paul M. Jolas
	Title:	Attorney-in-Fact

Pursuant to the requirements of the Securities Act of 1933, the registrant duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Euless, State of Texas, on the 11th day of July, 2017.

BODE GRAVEL CO.

By	/s/ Paul M. Jolas
	Name:	Paul M. Jolas
	Title:	Vice President and Secretary

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on July 11, 2017 by the following persons in the capacities indicated.

Signature	Title

* William J. Sandbrook	President and Director (Principal Executive Officer)

* Laurie Cerrito	Treasurer (Principal Financial and Accounting Officer)

* Ronnie Pruitt	Vice President and Director

* Mark B. Peabody	Director

*By	/s/ Paul M. Jolas
	Name:	Paul M. Jolas
	Title:	Attorney-in-Fact

Pursuant to the requirements of the Securities Act of 1933, the registrant duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Euless, State of Texas, on the 11th day of July, 2017.

BRECKENRIDGE READY MIX, INC.

By	/s/ Paul M. Jolas
	Name:	Paul M. Jolas
	Title:	Vice President and Secretary

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on July 11, 2017, by the following persons in the capacities indicated.

Signature	Title

* Jeffrey W. Roberts	President (Principal Executive Officer)

* Luis A. Collazo	Treasurer (Principal Financial and Accounting Officer)

* Ronnie Pruitt	Vice President and Director

* Mark B. Peabody	Director

* William J. Sandbrook	Vice President and Director

*By	/s/ Paul M. Jolas
	Name:	Paul M. Jolas
	Title:	Attorney-in-Fact

Pursuant to the requirements of the Securities Act of 1933, the registrant duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Euless, State of Texas, on the 11th day of July, 2017.

CENTRAL CONCRETE SUPPLY CO., INC.

By	/s/ Paul M. Jolas
	Name:	Paul M. Jolas
	Title:	Vice President and Secretary

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on July 11, 2017 by the following persons in the capacities indicated.

Signature	Title

* William J. Sandbrook	President and Director (Principal Executive Officer)

* Laurie Cerrito	Treasurer (Principal Financial and Accounting Officer)

* Ronnie Pruitt	Vice President and Director

* Mark B. Peabody	Director

*By	/s/ Paul M. Jolas
	Name:	Paul M. Jolas
	Title:	Attorney-in-Fact

Pursuant to the requirements of the Securities Act of 1933, the registrant duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Euless, State of Texas, on the 11th day of July, 2017.

CENTRAL PRECAST CONCRETE, INC.

By	/s/ Paul M. Jolas
	Name:	Paul M. Jolas
	Title:	Vice President and Secretary

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on July 11, 2017 by the following persons in the capacities indicated.

Signature	Title

* William J. Sandbrook	President and Director (Principal Executive Officer)

* Ronnie Pruitt	Vice President, Treasurer and Director (Principal Financial and Accounting Officer)

* Mark B. Peabody	Director

*By	/s/ Paul M. Jolas
	Name:	Paul M. Jolas
	Title:	Attorney-in-Fact

Pursuant to the requirements of the Securities Act of 1933, the registrant duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Euless, State of Texas, on the 11th day of July, 2017.

COLONIAL CONCRETE, CO.

By	/s/ Paul M. Jolas
	Name:	Paul M. Jolas
	Title:	Vice President and Secretary

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on July 11, 2017 by the following persons in the capacities indicated.

Signature	Title

* Ronnie Pruitt	President (Principal Executive Officer)

* Kathy Kantor	Treasurer (Principal Financial and Accounting Officer)

* Kevin R. Kohutek	Director

*By	/s/ Paul M. Jolas
	Name:	Paul M. Jolas
	Title:	Attorney-in-Fact

Pursuant to the requirements of the Securities Act of 1933, the registrant duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Euless, State of Texas, on the 11th day of July, 2017.

CONCRETE XXXIV ACQUISITION, INC.

By	/s/ Paul M. Jolas
	Name:	Paul M. Jolas
	Title:	Vice President and Secretary

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on July 11, 2017 by the following persons in the capacities indicated.

Signature	Title

* William J. Sandbrook	President and Director (Principal Executive Officer)

* Ronnie Pruitt	Treasurer (Principal Financial and Accounting Officer)

*By	/s/ Paul M. Jolas
	Name:	Paul M. Jolas
	Title:	Attorney-in-Fact

Pursuant to the requirements of the Securities Act of 1933, the registrant duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Euless, State of Texas, on the 11th day of July, 2017.

CONCRETE XXXV ACQUISITION, INC.

By	/s/ Paul M. Jolas
	Name:	Paul M. Jolas
	Title:	Vice President and Secretary

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on July 11, 2017 by the following persons in the capacities indicated.

Signature	Title

* William J. Sandbrook	President and Director (Principal Executive Officer)

* Ronnie Pruitt	Treasurer (Principal Financial and Accounting Officer)

*By	/s/ Paul M. Jolas
	Name:	Paul M. Jolas
	Title:	Attorney-in-Fact

Pursuant to the requirements of the Securities Act of 1933, the registrant duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Euless, State of Texas, on the 11th day of July, 2017.

CONCRETE XXXVI ACQUISITION, INC.

By	/s/ Paul M. Jolas
	Name:	Paul M. Jolas
	Title:	Vice President and Secretary

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on July 11, 2017 by the following persons in the capacities indicated.

Signature	Title

* William J. Sandbrook	President and Director (Principal Executive Officer)

* Ronnie Pruitt	Treasurer (Principal Financial and Accounting Officer)

*By	/s/ Paul M. Jolas
	Name:	Paul M. Jolas
	Title:	Attorney-in-Fact

Pursuant to the requirements of the Securities Act of 1933, the registrant duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Euless, State of Texas, on the 11th day of July, 2017.

CUSTOM-CRETE, LLC

By	/s/ Paul M. Jolas
	Name:	Paul M. Jolas
	Title:	Vice President and Secretary

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on July 11, 2017 by the following persons in the capacities indicated.

Signature		Title

* Niel Poulsen		President (Principal Executive Officer)

* Victoria Clyde		Vice President and Treasurer (Principal Financial and Accounting Officer)

Redi-Mix, LLC

By:	/s/ Paul M. Jolas
Name:	Paul M. Jolas	Member
Title:	Vice President and Secretary

*By	/s/ Paul M. Jolas
	Name:	Paul M. Jolas
	Title:	Attorney-in-Fact

Pursuant to the requirements of the Securities Act of 1933, the registrant duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Euless, State of Texas, on the 11th day of July, 2017.

CUSTOM-CRETE REDI-MIX, LLC

By	/s/ Paul M. Jolas
	Name:	Paul M. Jolas
	Title:	Vice President and Secretary

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on July 11, 2017 by the following persons in the capacities indicated.

Signature		Title

* Ronnie Pruitt		President (Principal Executive Officer)

* Victoria Clyde		Vice President and Treasurer (Principal Financial and Accounting Officer)

* William J. Sandbrook		Vice President

Alberta Investments, Inc.

By:	/s/ Paul M. Jolas
Name:	Paul M. Jolas	Member
Title:	Vice President and Secretary

*By	/s/ Paul M. Jolas
	Name:	Paul M. Jolas
	Title:	Attorney-in-Fact

Pursuant to the requirements of the Securities Act of 1933, the registrant duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Euless, State of Texas, on the 11th day of July, 2017.

EASTERN CONCRETE MATERIALS, INC.

By	/s/ Paul M. Jolas
	Name:	Paul M. Jolas
	Title:	Vice President and Secretary

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on July 11, 2017 by the following persons in the capacities indicated.

Signature	Title

* Ronnie Pruitt	President (Principal Executive Officer)

* Kevin R. Kohutek	Director

* Kathy Kantor	Treasurer (Principal Financial and Accounting Officer)

*By	/s/ Paul M. Jolas
	Name:	Paul M. Jolas
	Title:	Attorney-in-Fact

Pursuant to the requirements of the Securities Act of 1933, the registrant duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Euless, State of Texas, on the 11th day of July, 2017.

FERRARA BROS., LLC

By	*
	Name:	Ronnie Pruitt
	Title:	President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on July 11, 2017 by the following persons in the capacities indicated.

Signature		Title

* Ronnie Pruitt		President (Principal Executive Officer)

* Kathy Kantor		Treasurer (Principal Financial and Accounting Officer)

USC Atlantic, Inc.

By:	*
Name:	Patricia Kotlowski	Manager
Title:	Vice President

*By	/s/ Paul M. Jolas
	Name:	Paul M. Jolas
	Title:	Attorney-in-Fact

Pursuant to the requirements of the Securities Act of 1933, the registrant duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Euless, State of Texas, on the 11th day of July, 2017.

FERRARA WEST LLC

By	*
	Name:	Ronnie Pruitt
	Title:	President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on July 11, 2017 by the following persons in the capacities indicated.

Signature		Title

* Ronnie Pruitt		President (Principal Executive Officer)

* Kathy Kantor		Treasurer (Principal Financial and Accounting Officer)

Ferrara Bros., LLC

By:	*
Name:	Kevin R. Kohutek	Manager
Title:	Vice President

*By	/s/ Paul M. Jolas
	Name:	Paul M. Jolas
	Title:	Attorney-in-Fact

Pursuant to the requirements of the Securities Act of 1933, the registrant duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Euless, State of Texas, on the 11th day of July, 2017.

HAMBURG QUARRY LIMITED LIABILITY COMPANY

By	/s/ Paul M. Jolas
	Name:	Paul M. Jolas
	Title:	Vice President and Secretary

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on July 11, 2017 by the following persons in the capacities indicated.

Signature		Title

* Kevin R. Kohutek		President (Principal Executive Officer)

* William J. Sandbrook		Vice President and Treasurer (Principal Financial and Accounting Officer)

Eastern Concrete Materials, Inc.

By:	/s/ Paul M. Jolas
Name:	Paul M. Jolas	Member
Title:	Vice President and Secretary

*By	/s/ Paul M. Jolas
	Name:	Paul M. Jolas
	Title:	Attorney-in-Fact

Pursuant to the requirements of the Securities Act of 1933, the registrant duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Euless, State of Texas, on the 11th day of July, 2017.

INGRAM CONCRETE, LLC

By	/s/ Paul M. Jolas
	Name:	Paul M. Jolas
	Title:	Vice President and Secretary

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on July 11, 2017 by the following persons in the capacities indicated.

Signature		Title

* William J. Sandbrook		President (Principal Executive Officer)

* Luis A. Collazo		Treasurer (Principal Financial and Accounting Officer)

U.S. Concrete Texas Holdings, Inc.

By:	/s/ Paul M. Jolas
Name:	Paul M. Jolas	Member
Title:	Vice President and Secretary

*By	/s/ Paul M. Jolas
	Name:	Paul M. Jolas
	Title:	Attorney-in-Fact

Pursuant to the requirements of the Securities Act of 1933, the registrant duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Euless, State of Texas, on the 11th day of July, 2017.

KURTZ GRAVEL COMPANY

By	/s/ Paul M. Jolas
	Name:	Paul M. Jolas
	Title:	Vice President and Secretary

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on July 11, 2017 by the following persons in the capacities indicated.

Signature	Title

* William J. Sandbrook	President (Principal Executive Officer)

* Ronnie Pruitt	Vice President, Treasurer and Director (Principal Financial and Accounting Officer)

*By	/s/ Paul M. Jolas
	Name:	Paul M. Jolas
	Title:	Attorney-in-Fact

Pursuant to the requirements of the Securities Act of 1933, the registrant duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Euless, State of Texas, on the 11th day of July, 2017.

LOCAL CONCRETE SUPPLY & EQUIPMENT, LLC

By	/s/ Paul M. Jolas
	Name:	Paul M. Jolas
	Title:	Vice President and Secretary

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on July 11, 2017 by the following persons in the capacities indicated.

Signature		Title

* Ronnie Pruitt		President (Principal Executive Officer)

* Kathy Kantor		Vice President and Treasurer (Principal Financial and Accounting Officer)

NYC Concrete Materials, LLC

By:	/s/ Paul M. Jolas
Name:	Paul M. Jolas	Member
Title:	Vice President and Secretary

*By	/s/ Paul M. Jolas
	Name:	Paul M. Jolas
	Title:	Attorney-in-Fact

Pursuant to the requirements of the Securities Act of 1933, the registrant duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Euless, State of Texas, on the 11th day of July, 2017.

MASTER MIX CONCRETE, LLC

By	/s/ Paul M. Jolas
	Name:	Paul M. Jolas
	Title:	Vice President and Secretary

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on July 11, 2017 by the following persons in the capacities indicated.

Signature		Title

* Ronnie Pruitt		President (Principal Executive Officer)

* Kathy Kantor		Vice President and Treasurer (Principal Financial and Accounting Officer)

NYC Concrete Materials, LLC

By:	/s/ Paul M. Jolas
Name:	Paul M. Jolas	Member
Title:	Vice President and Secretary

*By	/s/ Paul M. Jolas
	Name:	Paul M. Jolas
	Title:	Attorney-in-Fact

Pursuant to the requirements of the Securities Act of 1933, the registrant duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Euless, State of Texas, on the 11th day of July, 2017.

MASTER MIX, LLC

By	/s/ Paul M. Jolas
	Name:	Paul M. Jolas
	Title:	Vice President and Secretary

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on July 11, 2017 by the following persons in the capacities indicated.

Signature		Title

* Ronnie Pruitt		President (Principal Executive Officer)

* Kathy Kantor		Vice President and Treasurer (Principal Financial and Accounting Officer)

NYC Concrete Materials, LLC

By:	/s/ Paul M. Jolas
Name:	Paul M. Jolas	Member
Title:	Vice President and Secretary

*By	/s/ Paul M. Jolas
	Name:	Paul M. Jolas
	Title:	Attorney-in-Fact

Pursuant to the requirements of the Securities Act of 1933, the registrant duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Euless, State of Texas, on the 11th day of July, 2017.

MG, LLC

By	/s/ Paul M. Jolas
	Name:	Paul M. Jolas
	Title:	Vice President and Secretary

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on July 11, 2017 by the following persons in the capacities indicated.

Signature	Title

* Todd E. Martineau	President and Manager (Principal Executive Officer)

* Kathy Kantor	Treasurer (Principal Financial and Accounting Officer)

*By	/s/ Paul M. Jolas
	Name:	Paul M. Jolas
	Title:	Attorney-in-Fact

Pursuant to the requirements of the Securities Act of 1933, the registrant duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Euless, State of Texas, on the 11th day of July, 2017.

NEW YORK SAND & STONE, LLC

By	/s/ Paul M. Jolas
	Name:	Paul M. Jolas
	Title:	Vice President and Secretary

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on July 11, 2017 by the following persons in the capacities indicated.

Signature		Title

* Ronnie Pruitt		President (Principal Executive Officer)

* Kathy Kantor		Vice President and Treasurer (Principal Financial and Accounting Officer)

NYC Concrete Materials, LLC

By:	/s/ Paul M. Jolas
Name:	Paul M. Jolas	Member
Title:	Vice President and Secretary

*By	/s/ Paul M. Jolas
	Name:	Paul M. Jolas
	Title:	Attorney-in-Fact

Pursuant to the requirements of the Securities Act of 1933, the registrant duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Euless, State of Texas, on the 11th day of July, 2017.

NYC CONCRETE MATERIALS, LLC

By	/s/ Paul M. Jolas
	Name:	Paul M. Jolas
	Title:	Vice President and Secretary

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on July 11, 2017 by the following persons in the capacities indicated.

Signature		Title

* William J. Sandbrook		President (Principal Executive Officer)

* Kathy Kantor		Vice President and Treasurer (Principal Financial and Accounting Officer)

USC Atlantic, Inc.

By:	/s/ Paul M. Jolas
Name:	Paul M. Jolas	Member
Title:	Vice President and Secretary

*By	/s/ Paul M. Jolas
	Name:	Paul M. Jolas
	Title:	Attorney-in-Fact

Pursuant to the requirements of the Securities Act of 1933, the registrant duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Euless, State of Texas, on the 11th day of July, 2017.

OUTRIGGER, LLC

By	*
	Name:	William J. Sandbrook
	Title:	President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on July 11, 2017 by the following persons in the capacities indicated.

Signature		Title

* William J. Sandbrook		President (Principal Executive Officer)

* David Behring		Treasurer (Principal Financial and Accounting Officer)

U.S. Concrete, Inc.

By:	/s/ Paul M. Jolas
Name:	Paul M. Jolas	Member and Manager
Title:	Senior Vice President, General Counsel and Secretary

*By	/s/ Paul M. Jolas
	Name:	Paul M. Jolas
	Title:	Attorney-in-Fact

Pursuant to the requirements of the Securities Act of 1933, the registrant duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Euless, State of Texas, on the 11th day of July, 2017.

PEBBLE LANE ASSOCIATES, LLC

By	/s/ Paul M. Jolas
	Name:	Paul M. Jolas
	Title:	Vice President and Secretary

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on July 11, 2017 by the following persons in the capacities indicated.

Signature		Title

* William J. Sandbrook		President (Principal Executive Officer)

* Kathy Kantor		Vice President and Treasurer (Principal Financial and Accounting Officer)

NYC Concrete Materials, LLC

By:	/s/ Paul M. Jolas
Name:	Paul M. Jolas	Member
Title:	Vice President and Secretary

*By	/s/ Paul M. Jolas
	Name:	Paul M. Jolas
	Title:	Attorney-in-Fact

Pursuant to the requirements of the Securities Act of 1933, the registrant duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Euless, State of Texas, on the 11th day of July, 2017.

PREMCO ORGANIZATION, INC.

By	/s/ Paul M. Jolas
	Name:	Paul M. Jolas
	Title:	Vice President and Secretary

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on July 11, 2017 by the following persons in the capacities indicated.

Signature	Title

* Ronnie Pruitt	President (Principal Executive Officer)

* Kathy Kantor	Vice President and Treasurer (Principal Financial and Accounting Officer)

* Kevin R. Kohutek	Director

*By	/s/ Paul M. Jolas
	Name:	Paul M. Jolas
	Title:	Attorney-in-Fact

Pursuant to the requirements of the Securities Act of 1933, the registrant duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Euless, State of Texas, on the 11th day of July, 2017.

REDI-MIX CONCRETE, L.P.

By	/s/ Paul M. Jolas
	Name:	Paul M. Jolas
	Title:	Vice President and Secretary

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on July 11, 2017 by the following persons in the capacities indicated.

Signature		Title

* Ronnie Pruitt		President (Principal Executive Officer)

* Victoria Clyde		Vice President and Treasurer (Principal Financial and Accounting Officer)

Redi-Mix GP, LLC

By:	/s/ Paul M. Jolas
Name:	Paul M. Jolas	General Partner
Title:	Vice President and Secretary

*By	/s/ Paul M. Jolas
	Name:	Paul M. Jolas
	Title:	Attorney-in-Fact

Pursuant to the requirements of the Securities Act of 1933, the registrant duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Euless, State of Texas, on the 11th day of July, 2017.

REDI-MIX GP, LLC

By	/s/ Paul M. Jolas
	Name:	Paul M. Jolas
	Title:	Vice President and Secretary

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on July 11, 2017 by the following persons in the capacities indicated.

Signature	Title

* Ronnie Pruitt	President and Director (Principal Executive Officer)

* Victoria Clyde	Vice President and Treasurer (Principal Financial and Accounting Officer)

* Mark B. Peabody	Director

* William J. Sandbrook	Vice President and Director

*By	/s/ Paul M. Jolas
	Name:	Paul M. Jolas
	Title:	Attorney-in-Fact

Pursuant to the requirements of the Securities Act of 1933, the registrant duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Euless, State of Texas, on the 11th day of July, 2017.

REDI-MIX, LLC

By	/s/ Paul M. Jolas
	Name:	Paul M. Jolas
	Title:	Vice President and Secretary

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on July 11, 2017 by the following persons in the capacities indicated.

Signature		Title

* Ronnie Pruitt		President (Principal Executive Officer)

* Victoria Clyde		Vice President and Treasurer (Principal Financial and Accounting Officer)

U.S. Concrete Texas Holdings, Inc.

By:	/s/ Paul M. Jolas
Name:	Paul M. Jolas	Member
Title:	Vice President and Secretary

*By	/s/ Paul M. Jolas
	Name:	Paul M. Jolas
	Title:	Attorney-in-Fact

Pursuant to the requirements of the Securities Act of 1933, the registrant duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Euless, State of Texas, on the 11th day of July, 2017.

RIGHT AWAY REDY MIX INCORPORATED

By	*
	Name:	Ronnie Pruitt
	Title:	President and Director

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on July 11, 2017 by the following persons in the capacities indicated.

Signature	Title

* Ronnie Pruitt	President and Director (Principal Executive Officer)

* Michael Gabriella	Treasurer (Principal Financial and Accounting Officer)

* William J. Sandbrook	Director

* Mark B. Peabody	Director

*By	/s/ Paul M. Jolas
	Name:	Paul M. Jolas
	Title:	Attorney-in-Fact

Pursuant to the requirements of the Securities Act of 1933, the registrant duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Euless, State of Texas, on the 11th day of July, 2017.

ROCK TRANSPORT, INC.

By	*
	Name:	Ronnie Pruitt
	Title:	President and Director

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on July 11, 2017 by the following persons in the capacities indicated.

Signature	Title

* Ronnie Pruitt	President and Director (Principal Executive Officer)

* Michael Gabriella	Treasurer (Principal Financial and Accounting Officer)

* William J. Sandbrook	Director

* Mark B. Peabody	Director

*By	/s/ Paul M. Jolas
	Name:	Paul M. Jolas
	Title:	Attorney-in-Fact

Pursuant to the requirements of the Securities Act of 1933, the registrant duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Euless, State of Texas, on the 11th day of July, 2017.

SAN DIEGO PRECAST CONCRETE, INC.

By	/s/ Paul M. Jolas
	Name:	Paul M. Jolas
	Title:	Vice President and Secretary

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on July 11, 2017 by the following persons in the capacities indicated.

Signature	Title

* William J. Sandbrook	President and Director (Principal Executive Officer)

* Ronnie Pruitt	Vice President, Treasurer and Director (Principal Financial and Accounting Officer)

* Mark B. Peabody	Director

*By	/s/ Paul M. Jolas
	Name:	Paul M. Jolas
	Title:	Attorney-in-Fact

Pursuant to the requirements of the Securities Act of 1933, the registrant duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Euless, State of Texas, on the 11th day of July, 2017.

SIERRA PRECAST, INC.

By	/s/ Paul M. Jolas
	Name:	Paul M. Jolas
	Title:	Vice President and Secretary

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on July 11, 2017 by the following persons in the capacities indicated.

Signature	Title

* William J. Sandbrook	President and Director (Principal Executive Officer)

* Ronnie Pruitt	Vice President, Treasurer and Director (Principal Financial and Accounting Officer)

* Mark B. Peabody	Director

*By	/s/ Paul M. Jolas
	Name:	Paul M. Jolas
	Title:	Attorney-in-Fact

Pursuant to the requirements of the Securities Act of 1933, the registrant duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Euless, State of Texas, on the 11th day of July, 2017.

SMITH PRE-CAST, INC.

By	/s/ Paul M. Jolas
	Name:	Paul M. Jolas
	Title:	Vice President and Secretary

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on July 11, 2017 by the following persons in the capacities indicated.

Signature	Title

* William J. Sandbrook	President and Director (Principal Executive Officer)

* Ronnie Pruitt	Vice President, Treasurer and Director (Principal Financial and Accounting Officer)

* Mark B. Peabody	Director

*By	/s/ Paul M. Jolas
	Name:	Paul M. Jolas
	Title:	Attorney-in-Fact

Pursuant to the requirements of the Securities Act of 1933, the registrant duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Euless, State of Texas, on the 11th day of July, 2017.

SUPERIOR CONCRETE MATERIALS, INC.

By	/s/ Paul M. Jolas
	Name:	Paul M. Jolas
	Title:	Vice President and Secretary

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on July 11, 2017 by the following persons in the capacities indicated.

Signature	Title

* Todd E. Martineau	President and General Manager (Principal Executive Officer)

* Kathy Kantor	Treasurer (Principal Financial and Accounting Officer)

* William J. Sandbrook	Vice President and Director

*By	/s/ Paul M. Jolas
	Name:	Paul M. Jolas
	Title:	Attorney-in-Fact

Pursuant to the requirements of the Securities Act of 1933, the registrant duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Euless, State of Texas, on the 11th day of July, 2017.

TITAN CONCRETE INDUSTRIES, INC.

By	/s/ Paul M. Jolas
	Name:	Paul M. Jolas
	Title:	Vice President and Secretary

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on July 11, 2017 by the following persons in the capacities indicated.

Signature	Title

* William J. Sandbrook	President (Principal Executive Officer)

* Ronnie Pruitt	Vice President and Director

* Victoria Clyde	Treasurer (Principal Financial and Accounting Officer)

*By	/s/ Paul M. Jolas
	Name:	Paul M. Jolas
	Title:	Attorney-in-Fact

Pursuant to the requirements of the Securities Act of 1933, the registrant duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Euless, State of Texas, on the 11th day of July, 2017.

USC ATLANTIC, INC.

By	/s/ Paul M. Jolas
	Name:	Paul M. Jolas
	Title:	Vice President and Secretary

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on July 11, 2017 by the following persons in the capacities indicated.

Signature	Title

* Ronnie Pruitt	President (Principal Executive Officer)

* Kathy Kantor	Treasurer (Principal Financial and Accounting Officer)

* Kevin R. Kohutek	Director

*By	/s/ Paul M. Jolas
	Name:	Paul M. Jolas
	Title:	Attorney-in-Fact

Pursuant to the requirements of the Securities Act of 1933, the registrant duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Euless, State of Texas, on the 11th day of July, 2017.

USC-JENNA, LLC

By	/s/ Paul M. Jolas
	Name:	Paul M. Jolas
	Title:	Vice President and Secretary

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on July 11, 2017 by the following persons in the capacities indicated.

Signature		Title

* Ronnie Pruitt		President (Principal Executive Officer)

* Kathy Kantor		Treasurer (Principal Financial and Accounting Officer)

* Patricia Kotlowski		Vice President

USC Atlantic, Inc.

By:	/s/ Paul M. Jolas
Name:	Paul M. Jolas	Managing Member
Title:	Vice President and Secretary

*By	/s/ Paul M. Jolas
	Name:	Paul M. Jolas
	Title:	Attorney-in-Fact

Pursuant to the requirements of the Securities Act of 1933, the registrant duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Euless, State of Texas, on the 11th day of July, 2017.

USC-KINGS, LLC

By	*
	Name:	William J. Sandbrook
	Title:	President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on July 11, 2017 by the following persons in the capacities indicated.

Signature		Title

* William J. Sandbrook		President (Principal Executive Officer)

* Patricia Kotlowski		Treasurer (Principal Financial and Accounting Officer)

* Kathy Kantor		Vice President

USC Atlantic, Inc.

By:	/s/ Paul M. Jolas
Name:	Paul M. Jolas	Managing Member
Title:	Vice President and Secretary

*By	/s/ Paul M. Jolas
	Name:	Paul M. Jolas
	Title:	Attorney-in-Fact

Pursuant to the requirements of the Securities Act of 1933, the registrant duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Euless, State of Texas, on the 11th day of July, 2017.

USC MANAGEMENT CO., LLC

By	/s/ Paul M. Jolas
	Name:	Paul M. Jolas
	Title:	Vice President and Secretary

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on July 11, 2017 by the following persons in the capacities indicated.

Signature		Title

* William J. Sandbrook		President (Principal Executive Officer)

* Ronnie Pruitt		Treasurer (Principal Financial and Accounting Officer)

U.S. Concrete, Inc.

By:	/s/ Paul M. Jolas	Member
Name:	Paul M. Jolas
Title:	Senior Vice President, General Counsel and Secretary

*By	/s/ Paul M. Jolas
	Name:	Paul M. Jolas
	Title:	Attorney-in-Fact

Pursuant to the requirements of the Securities Act of 1933, the registrant duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Euless, State of Texas, on the 11th day of July, 2017.

USC-NYCON, LLC

By	/s/ Paul M. Jolas
	Name:	Paul M. Jolas
	Title:	Vice President and Secretary

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on July 11, 2017 by the following persons in the capacities indicated.

Signature		Title

* Mark B. Peabody		President (Principal Executive Officer)

* Kathy Kantor		Vice President and Treasurer (Principal Financial and Accounting Officer)

Eastern Concrete Materials, Inc.

By:	/s/ Paul M. Jolas
Name:	Paul M. Jolas	Member
Title:	Vice President and Secretary

*By	/s/ Paul M. Jolas
	Name:	Paul M. Jolas
	Title:	Attorney-in-Fact

Pursuant to the requirements of the Securities Act of 1933, the registrant duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Euless, State of Texas, on the 11th day of July, 2017.

USC PAYROLL, INC.

By	/s/ Paul M. Jolas
	Name:	Paul M. Jolas
	Title:	Vice President and Secretary

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on July 11, 2017 by the following persons in the capacities indicated.

Signature	Title

* Ronnie Pruitt	President, Treasurer and Director (Principal Executive Officer) (Principal Financial and Accounting Officer)

* William J. Sandbrook	Vice President and Director

*By	/s/ Paul M. Jolas
	Name:	Paul M. Jolas
	Title:	Attorney-in-Fact

Pursuant to the requirements of the Securities Act of 1933, the registrant duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Euless, State of Texas, on the 11th day of July, 2017.

USC TECHNOLOGIES, INC.

By	/s/ Paul M. Jolas
	Name:	Paul M. Jolas
	Title:	Vice President and Secretary

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on July 11, 2017 by the following persons in the capacities indicated.

Signature	Title

* Wallace H. Johnson	President (Principal Executive Officer)

* Ronnie Pruitt	Treasurer (Principal Financial and Accounting Officer)

* William J. Sandbrook	Vice President and Director

*By	/s/ Paul M. Jolas
	Name:	Paul M. Jolas
	Title:	Attorney-in-Fact

Pursuant to the requirements of the Securities Act of 1933, the registrant duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Euless, State of Texas, on the 11th day of July, 2017.

U.S. CONCRETE ON-SITE, INC.

By	/s/ Paul M. Jolas
	Name:	Paul M. Jolas
	Title:	Vice President and Secretary

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on July 11, 2017 by the following persons in the capacities indicated.

Signature	Title

* Ronnie Pruitt	President and Director (Principal Executive Officer)

* Victoria Clyde	Treasurer (Principal Financial and Accounting Officer)

* Mark B. Peabody	Director

* William J. Sandbrook	Director

*By	/s/ Paul M. Jolas
	Name:	Paul M. Jolas
	Title:	Attorney-in-Fact

Pursuant to the requirements of the Securities Act of 1933, the registrant duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Euless, State of Texas, on the 11th day of July, 2017.

U.S. CONCRETE TEXAS HOLDINGS, INC.

By	/s/ Paul M. Jolas
	Name:	Paul M. Jolas
	Title:	Vice President and Secretary

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on July 11, 2017 by the following persons in the capacities indicated.

Signature	Title

* William J. Sandbrook	President and Director (Principal Executive Officer)

* Ronnie Pruitt	Treasurer (Principal Financial and Accounting Officer)

*By	/s/ Paul M. Jolas
	Name:	Paul M. Jolas
	Title:	Attorney-in-Fact

Pursuant to the requirements of the Securities Act of 1933, the registrant duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Euless, State of Texas, on the 11th day of July, 2017.

VALENTE EQUIPMENT LEASING CORP.

By	/s/ Paul M. Jolas
	Name:	Paul M. Jolas
	Title:	Vice President and Secretary

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on July 11, 2017 by the following persons in the capacities indicated.

Signature	Title

* Ronnie Pruitt	President and Director (Principal Executive Officer)

* Patricia Kotlowski	Treasurer (Principal Financial and Accounting Officer)

*By	/s/ Paul M. Jolas
	Name:	Paul M. Jolas
	Title:	Attorney-in-Fact

Pursuant to the requirements of the Securities Act of 1933, the registrant duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Euless, State of Texas, on the 11th day of July, 2017.

YARDARM, LLC

By	/s/ Paul M. Jolas
	Name:	Paul M. Jolas
	Title:	Secretary

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on July 11, 2017 by the following persons in the capacities indicated.

Signature		Title

* Niel Poulsen		President (Principal Executive Officer)

* Kathy Kantor		Treasurer (Principal Financial and Accounting Officer)

U.S. Concrete, Inc.

By:	/s/ Paul M. Jolas	Member and Manager
Name:	Paul M. Jolas
Title:	Senior Vice President, General Counsel and Secretary

*By	/s/ Paul M. Jolas
	Name:	Paul M. Jolas
	Title:	Attorney-in-Fact

EXHIBIT INDEX

Exhibit Number	Description

2.1	Share Purchase Agreement, dated as of April 1, 2015, by and among USCF&B AcquisitionCo LLC, Ferrara Bros. Building Materials Corp., Ferrara Family Holdings, Inc. and Joseph J. Ferrara, in his capacity as Seller’s Representative. (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on April 2, 2015 (File No. 001-34530)).

3.1	Amended and Restated Certificate of Incorporation of U.S. Concrete, Inc. (incorporated by reference to Exhibit 1 to the Company’s Registration Statement on Form 8-A filed on August 31, 2010 (File No. 000-26025)).

3.2	Third Amended and Restated By-Laws of U.S. Concrete, Inc. (incorporated by reference to Exhibit 2 to the Company’s Registration Statement on Form 8-A filed on August 31, 2010 (File No. 000-26025)).

3.3	Amendment No. 1 to Third Amended and Restated Bylaws of U.S. Concrete, Inc. (incorporated by reference to Exhibit 3.1 to the Company’s Current Report on Form 8-K filed on November 20, 2015 (File No. 001-34530)).

4.1	Form of common stock certificate (incorporated by reference to Exhibit 3 to the Company’s Registration Statement on Form 8-A filed August 31, 2010 (File No. 000-26025)).

4.2	Class A Warrant Agreement, dated as of August 31, 2010, by and among U.S. Concrete, Inc., subsidiaries named therein, and U.S. Bank National Association, as noteholder collateral agent (incorporated by reference to Exhibit 4 to the Company’s Registration Statement on Form 8-A filed on August 31, 2010 (File No. 000-26025)).

4.3	Class B Warrant Agreement, dated as of August 31, 2010, by and among U.S. Concrete, Inc., subsidiaries named therein, and U.S. Bank National Association, as noteholder collateral agent (incorporated by reference to Exhibit 5 to the Company’s Registration Statement on Form 8-A filed on August 31, 2010 (File No. 000-26025)).

4.4	Indenture, dated as of June 7, 2016, by and among U.S. Concrete, Inc., the subsidiary guarantors party thereto, and U.S. Bank National Association, as trustee and noteholder collateral agent (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K dated June 7, 2016 (File No. 001-34530)).

4.5	Supplemental Indenture No. 1, dated as of October 12, 2016, by and among U.S. Concrete, Inc., the subsidiary guarantors party thereto, and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.2 to the Company’s Current Report on Form 8-K dated January 9, 2017 (File No. 001-34530)).

4.6	Supplemental Indenture No. 2, dated as of January 9, 2017, by and among U.S. Concrete, Inc., the subsidiary guarantors party thereto, and U.S. Bank National Association, as trustee and noteholder collateral agent (incorporated by reference to Exhibit 4.6 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2016 (File No. 001-34530)).

4.7	Registration Rights Agreement, dated as of January 9, 2017, by and among U.S. Concrete, Inc., the guarantors party thereto, and J.P. Morgan Securities LLC (incorporated by reference to Exhibit 4.4 to the Company’s Current Report on Form 8-K dated January 9, 2017 (File No. 001-34530)).

5.1*	Opinion of Akin, Gump, Strauss, Hauer & Feld, L.L.P.

5.2*	Opinion of McKennon Shelton & Henn LLP

5.3*	Opinion of Honigman Miller Schwartz and Cohn LLP

5.4*	Opinion of Connell Foley LLP

Exhibit Number	Description

5.5*	Opinion of Conner & Winters, LLP

10.1+	U.S. Concrete, Inc. Non-Qualified Stock Option Award Agreement (incorporated by reference to Exhibit 10.5 to the Company’s Current Report on Form 8-K filed on September 2, 2010 (File No. 000-26025)).

10.2+	U.S. Concrete, Inc. Restricted Stock Unit Award Agreement (incorporated by reference to Exhibit 10.6 to the Company’s Current Report on Form 8-K filed on September 2, 2010 (File No. 000-26025)).

10.3+	Form of Indemnification Agreement (incorporated by reference to Exhibit 10.7 to the Company’s Current Report on Form 8-K filed on September 2, 2010 (File No. 000-26025)).

10.4+	Executive Severance Agreement, effective as of August 22, 2011 between U.S. Concrete, Inc. and William J. Sandbrook (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on August 22, 2011 (File No. 001-34530)).

10.5+	Indemnification Agreement, effective as of August 22, 2011 between U.S. Concrete, Inc. and William J. Sandbrook (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed on August 22, 2011 (File No. 001-34530)).

10.6+	Executive Severance Agreement dated January 23, 2013 by and between U.S. Concrete, Inc. and Niel L. Poulsen (incorporated by reference to Exhibit 10.37 to the Company’s Annual Report on Form 10-K dated March 8, 2013 (File No. 001-34530)).

10.7+	Form of Restricted Stock Award Agreement (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on March 6, 2013 (File No. 0001-34530)).

10.8+	U.S. Concrete, Inc. Deferred Compensation Plan (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K dated April 17, 2013 (File No. 001-34530)).

10.9+	U.S. Concrete, Inc. Deferred Compensation Plan Adoption Agreement (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K dated April 17, 2013 (File No. 001-34530)).

10.10+	U.S. Concrete, Inc. Long Term Incentive Plan (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K dated May 15, 2013 (File No. 001-34530)).

10.11+	Form of Restricted Stock Agreement (Employee Form) (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K dated July 1, 2013 (File No. 001-34530)).

10.12+	U.S. Concrete, Inc. Management Equity Incentive Plan effective January 1, 2013 (incorporated by reference to Exhibit 10.23 to the Company’s Annual Report on Form 10-K dated March 7, 2014 (File No. 001-34530)).

10.13+	Executive Severance Agreement dated August 1, 2013 by and between U.S. Concrete, Inc. and Paul M. Jolas (incorporated by reference to Exhibit 10.24 to the Company’s Annual Report on Form 10-K dated March 7, 2014 (File No. 001-34530)).

10.14	Subscription Agreement, dated as of April 1, 2015, by and among U.S. Concrete, Inc. and the beneficial owners of Ferrara Family Holdings, Inc. named therein (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on April 2, 2015 (File No. 001-34530)).

10.15	Amended and Restated Limited Liability Company Agreement of Ferrara Bros., LLC, effective as of April 9, 2015 (incorporated by reference to Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q dated August 6, 2015 (File No. 001-34530)).

10.16+	Ferrara Bros., LLC Class B Incentive Interests Award Agreement, effective as of April 11, 2015, between Ferrara Bros., LLC and 2G FB LLC (incorporated by reference to Exhibit 10.2 to the Company’s Quarterly Report on Form 10-Q dated August 6, 2015 (File No. 001-34530)).

Exhibit Number	Description

10.17+	Offer Letter to Ronnie Pruitt, dated October 6, 2015 (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K dated October 23, 2015 (File No. 001-34530)).

10.18+	Executive Severance Agreement, by and between U.S. Concrete, Inc. and Ronnie Pruitt, dated October 26, 2015 (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K dated October 23, 2015 (File No. 001-34530)).

10.19+	Indemnification Agreement, by and between U.S. Concrete, Inc. and Ronnie Pruitt, dated October 26, 2015 (incorporated by reference to Exhibit 10.3 to the Company’s Current Report on Form 8-K dated October 23, 2015 (File No. 001-34530)).

10.20	Second Amended and Restated Loan and Security Agreement, dated as of November 18, 2015, by and among U.S. Concrete, Inc., certain of its subsidiaries parties thereto, certain lender parties thereto, and Bank of America, N.A., as agent for the lenders (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K dated November 18, 2015 (File No. 001-34530)).

10.21+	Offer Letter to Joseph Tusa, dated January 8, 2016 (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K dated January 14, 2016 (File No. 001-34530)).

10.22+	Executive Severance Agreement, by and between U.S. Concrete, Inc. and Joseph C. Tusa, Jr., dated February 1, 2016 (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K dated February 1, 2016 (File No. 001-34530)).

10.23+	Indemnification Agreement, dated February 1, 2016, by and between U.S. Concrete, Inc. and Joseph C. Tusa, Jr. (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K dated February 1, 2016 (File No. 001-34530)).

10.24+	U.S. Concrete, Inc. and Subsidiaries 2016 Annual Incentive Plan (incorporated by reference to Exhibit 10.28 to the Company’s Annual Report on Form 10-K dated March 4, 2016 (File No. 001-34530)).

10.25+	U.S. Concrete, Inc. and Subsidiaries 2017 Cash Incentive Plan (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K dated May 19, 2017 (File No. 001-34530)).

10.26+	Separation and Transition Agreement, dated as of March 23, 2017, by and between U.S. Concrete, Inc. and Joseph C. Tusa, Jr. (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K dated March 24, 2017 (File No. 001-34530)).

10.27+	Consulting Agreement, dated as of July 1, 2017, by and between U.S. Concrete, Inc. and Joseph C. Tusa, Jr. (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K dated July 6, 2017 (File No. 001-34530)).

12.1	Ratio of Earnings to Fixed Charges (incorporated by reference to Exhibit 12.1 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2016 (File No. 001-34530) and to Exhibit 12.1 to the Company’s Quarterly Report on Form 10-Q dated May 4, 2017 (File No. 001-34530))

21.1	Subsidiaries of the Registrant (incorporated by reference to Exhibit 21 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2016 (File No. 001-34530)).

23.1**	Consent of Grant Thornton LLP

23.2*	Consent of Akin, Gump, Strauss, Hauer & Feld, L.L.P. (included on Exhibit 5.1).

23.3*	Consent of McKennon Shelton & Henn LLP (included on Exhibit 5.2).

23.4*	Consent of Honigman Miller Schwartz and Cohn LLP (included on Exhibit 5.3).

23.5*	Consent of Connell Foley LLP (included on Exhibit 5.4).

23.6*	Consent of Conner & Winters, LLP (included on Exhibit 5.5).

24.1*	Power of Attorney (included on each signature page of this Registration Statement).

25.1*	Form T-1, Statement of Eligibility of U.S. Bank National Association under the Trust Indenture Act of 1939.

Exhibit Number	Description

99.1*	Form of Letter of Transmittal.

*	Previously Filed.
**	Filed herewith.
+	Management contract, compensatory plan or arrangement.

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